UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021 (March 4, 2021)

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Assisted 4 Living, Inc.
(Exact name of registrant as specified in its charter)

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Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6801 Energy Court, Suite 201 Sarasota, Florida	34240
(Address of Principal Executive Office)	(Zip Code)

(888) 609-1169

(Registrant’s telephone number, including area code)

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2021, Assisted 4 Living, Inc., a Nevada corporation (the “Company”), entered into a First Amendment to Membership Interest Purchase Agreement (the “First Amendment”) by and among the Company, Richard T. Mason (“Mason”), G. Shayne Bench (“Bench”) and Trillium Healthcare Group, LLC, a Florida limited liability company (“Trillium”) to acquire all of the issued and outstanding ownership interests of Fairway Healthcare Properties, LLC and Trillium Healthcare Consulting, LLC from Trillium (the “Interests”). The Company previously entered into a Membership Interest Purchase Agreement dated as of January 29, 2021, with Mason, Bench and Trillium for the purchase of the Interests (the “Purchase Agreement”), which the Company previously disclosed in a Current Report on Form 8-K it filed with the U.S. Securities and Exchange Commission on February 2, 2021.

The First Amendment amends and restates Section 5.18(b) to the Purchase Agreement, and provides the Company with a longer review period following the Company’s receipt of seller’s initial disclosure schedule. The Company received seller’s initial disclosure schedule on February 19, 2021. Previously, the Company had ten business days to review such material. Pursuant to the terms of the First Amendment, the Company now has 20 business days to review such material, meaning the Company has until March 19, 2021. If any diligence requests or follow-up requests remain unsatisfied, and/or the Company is continuing to negotiate in good faith in connection with information relating to seller’s disclosure schedule, the Company’s review period is automatically extended for recurrent ten day increments, not to exceed an additional two such extensions. With the two such extensions, the Company will have until April 8, 2021 to complete its review of the information provided in seller’s disclosure schedules.

The foregoing summary of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. You are urged to read said exhibit attached hereto in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	First Amendment to Membership Interest Purchase Agreement by and among Assisted 4 Living, Inc., Richard T. Mason, G. Shayne Bench and Trillium Healthcare Group, LLC dated as of March 4, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 8, 2021	ASSISTED 4 LIVING, INC.

	By:	/s/ Roger Tichenor
Roger Tichenor, CFO

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